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                                 EXHIBIT 10.39
                  FIRST AMENDMENT TO PROJECT LEASE AGREEMENT


THIS FIRST AMENDMENT TO PROJECT LEASE AGREEMENT is made as of the 4th day of
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December, 2000 by and between TA STEEL I, LLC ("Lessor"), and SHEFFIELD
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STEEL CORPORATION ("Lessee").

A. Lessor and Lessee are parties to a certain Project Lease Agreement November 23, 1999 (the "Lease"); and

B. The parties hereto desire to amend certain of the terms of the Lease as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the mutual obligations hereinafter contained, and for the other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto agree as follows:

1. Notwithstanding anything in Paragraph 32 of the Lease to the contrary, Lessor agrees that for the period October 31, 2000 through October 31, 2001, Lessee shall maintain a Fixed Charge Coverage Ratio of at least 0.90 : 1.00.

2. Beginning November 1, 2001 and so long thereafter as the Lease shall remain effective, Lessee shall maintain a Fixed Charge Coverage Ratio of at lease 1.00 : 1.00 in accordance with Paragraph 32 of the Lease.

3. Except as amended hereby, the Lease shall remain in full force and effect, and is in all respects hereby ratified and affirmed. Capitalized terms not defined herein shall have the meanings given in the Lease. If any provision herein conflicts with a provision in the Lease, the provisions herein will govern.

IN WITNESS WHEREOF, the parties hereunto have caused this instrument to be executed by their duly authorized officers as of the day and year first above written.

TA STEEL I, LLC                         SHEFFIELD STEEL CORPORATION


By: /s/ Randy Shumate                   By:    /s/ Stephen R. Johnson
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Printed Name: Randy Shumate             Printed Name: Stephen R. Johnson
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Title: Executive Vice-President         Title: Chief Financial Officer
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